Exhibit 99.1

NOTE PURCHASE AGREEMENT

dated as of May 18, 2011

by and between

DECISIONPOINT SYSTEMS, INC.

and

SIGMA OPPORTUNITY FUND II, LLC

SENIOR SUBORDINATED SECURED NOTES

i

DECISIONPOINT SYSTEMS, INC.

NOTE PURCHASE AGREEMENT

SENIOR SUBORDINATED SECURED NOTES

TABLE OF CONTENTS

1.	DEFINITIONS		1
2.	PURCHASE AND SALE; PURCHASE PRICE.		5
	(a)	Purchase.	5
	(b)	Form of Payment.	5
	(c)	Closing.	5
3.	REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE BUYERS.		5
	(a)	Purchase for Investment.	5
	(b)	Accredited Investor.	5
	(c)	Reoffers and Resales.	6
	(d)	Company Reliance.	6
	(e)	Information Provided.	6
	(f)	Absence of Approvals.	6
	(g)	Note Purchase Agreement.	6
	(h)	Buyer Status.	6
4.	REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE COMPANY.		7
	(a)	Organization and Authority.	7
	(b)	Qualifications.	8
	(c)	Capitalization.	8
	(d)	Concerning the Preferred Stock and the Conversion Shares	8
	(e)	Corporate Authorization.	9
	(f)	Non-contravention.	9
	(g)	Approvals, Filings, Etc.	9
	(h)	Information Provided.	10
	(i)	Conduct of Business.	10
	(j)	SEC Filings.	10
	(k)	Absence of Certain Proceedings.	10
	(l)	Financial Statements; Liabilities.	10
	(m)	Material Losses.	11
	(n)	Absence of Certain Changes.	11
	(o)	Intellectual Property.	12
	(p)	Transactions With Affiliates.	12
	(q)	Compliance with Law.	12
	(r)	Properties.	13
	(s)	Labor Relations.	13

	(t)	Insurance.	13
	(u)	Tax Matters.	13
	(v)	Investment Company.	13
	(w)	Absence of Brokers, Finders, Etc.	13
	(x)	No Solicitation.	14
	(y)	ERISA Compliance.	14
	(z)	Rights Agreement; Interested Stockholder.	14

5.	CERTAIN COVENANTS.		15
	(a)	Transfer Restrictions.	15
	(b)	Restrictive Legends.	15
	(c)	Reporting Status.	16
	(d)	Form D.	16
	(e)	State Securities Laws.	16
	(f)	Limitation on Certain Actions.	16
	(g)	Use of Proceeds.	16
	(h)	Best Efforts.	16
	(i)	Debt Obligation.	17
	(j)	Limitation on Certain Transactions.	17
	(k)	Reservation of Common Stock	17
	(l)	Listing	17
	(m)	Appointment of Directors; Committee Independence	17
	(n)	Financial Information	18
	(o)	Capitalization	19
	(p)	Limitation on Business Time	19
	(q)	Affiliate Loans	19

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.		18
7.	CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.		19
8.	MISCELLANEOUS.		20
	(a)	Governing Law.	20
	(b)	Headings.	20
	(c)	Severability.	20
	(d)	Notices.	20
	(e)	Counterparts.	21
	(f)	Entire Agreement; Benefit.	21
	(g)	Waiver.	21
	(h)	Amendment.	21
	(i)	Further Assurances.	22
	(j)	Assignment of Certain Rights and Obligations.	22
	(k)	Expenses.	22
	(l)	Termination.	22
	(m)	Survival.	23
	(n)	Public Statements, Press Releases, Etc.	23
	(o)	Construction.	23

ANNEXES

ANNEX I	Form of Senior Subordinated Secured Note
ANNEX II	Form of Opinion of Sichenzia Ross Friedman Ference LLP
ANNEX III	Form of Security Agreement
ANNEX IV	Form of Advisory Services Agreement
ANNEX V	Form of Guaranty
ANNEX VI	Form of Certificate of Designation
ANNEX VII	Form of Investor Rights Agreement

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT, dated as of May 18, 2011 (this “Agreement”), by and between DECISIONPOINT SYSTEMS, INC., a Delaware corporation (the “Company”), with headquarters located at 19655 Descartes, Foothill Ranch, CA 92610-2609, and SIGMA OPPORTUNITY FUND II, LLC, with headquarters located at 800 Third Avenue, Suite 1701, New York, NY  10022 (“Buyer”).

W I T N E S S E T H:

WHEREAS, Buyer wishes to purchase from the Company and the Company wishes to sell to Buyer, upon the terms and subject to the conditions of this Agreement, a Note (such capitalized term and all other capitalized terms used in this Agreement having the meanings provided in Section 1) in the aggregate principal amount of $4,000,000 for a purchase price of $4,000,000.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	DEFINITIONS

(a)           As used in this Agreement, the terms “Agreement”, “Buyer”, and “Company” shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

(b)           All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

(c)           The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Advisory Fee” means $150,000 payable in cash and other consideration as set forth in the Advisory Services Agreement.

“Advisory Services Agreement” means the Advisory Services Agreement between the Company and Sigma Capital Advisors, LLC in the form attached hereto as Annex IV.

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person.  For purposes of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Certificate of Designation” means the Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series C Cumulative Convertible Preferred Stock of the Company in the form attached hereto as Annex VI.

“Closing Date” means 10:00 a.m., New York City time, on May 18, 2011 or such other mutually agreed to time.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder and published interpretations thereof.

“Common Stock” means the Common Stock, par value $.001 per share, of the Company.

“Common Stock Equivalent” means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Preferred Stock.

“Encumbrances” means all mortgages, deeds of trust, claims, security interests, liens, pledges, leases, subleases, charges, escrows, options, proxies, rights of occupancy, rights of first refusal, preemptive rights, covenants, conditional limitations, hypothecations, prior assignments, easements, title retention agreements, indentures, security agreements or any other encumbrances of any kind.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder and published interpretations thereof.

“Event of Default” shall have the meaning to be provided or provided in the Note.

“Exempt Issuance” means the issuance of (a) up to 1,255,257 shares of Common Stock or options in the aggregate to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities issuable or issued upon the exercise or exchange of or conversion of any Preferred Stock, and (c) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date hereof as disclosed in Schedule 4(c), provided that such securities have not been amended since such date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities or in any other material respect.

“Financial Statements” mean the financial statements of the Company included in the SEC Reports and attached hereto as Schedule 4(l).

“Fundamental Change” shall have the meaning provided in the Note.

“Guaranty” means the Guaranty executed by each Subsidiary in the form attached as Annex V.

“Indebtedness” shall have the meaning provided in the Note.

“Intellectual Property” means all franchises, patents, trademarks, service marks, tradenames (whether registered or unregistered), copyrights, corporate names, licenses, trade secrets, proprietary software or hardware, proprietary technology, technical information, discoveries, designs and other proprietary rights, whether or not patentable, and confidential information (including, without limitation, know-how, processes and technology) used in the conduct of the business of the Company or any Subsidiary, or in which the Company or any Subsidiary has an interest.

“Investor” and “Investors” means the Buyer and any transferee or assignee of Buyer.

“Investor Rights Agreement” means the Investor Rights Agreement entered into between the Company and Buyer in the form attached as Annex VII.

“Margin Stock” shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221).

“Maturity Date” shall have the meaning to be provided or provided in the Note.

“Merger” means the merger of the Company with and into 2259736 Ontario Inc., a subsidiary of Comamtech Inc., pursuant to and on the terms and conditions set forth in, the Arrangement Agreement, dated October 20, 2010, as amended through the date hereof.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1933 Act” means the Securities Act of 1933, as amended.

“Note” means the Senior Subordinated Secured Note of the Company issued to the Buyer in the form attached as Annex I.

“Person” means any natural person, corporation, partnership, limited liability company, trust, incorporated organization, unincorporated association or similar entity or any government, governmental agency or political subdivision.

“Preferred Stock” means shares of Series C Preferred Stock issued in accordance with the Certificate of Designation.

“Purchase Price” means the aggregate purchase price for the Note set forth in the preambles to this Agreement.

“Registration Statement” means a registration statement filed pursuant to the Investor Rights Agreement.

“Regulation D” means Regulation D under the 1933 Act.

“Rule 144” means Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time provide a “safe harbor” exemption from registration under the 1933 Act so as to permit a holder to sell securities of the Company to the public without registration under the 1933 Act.

“Rule 144A” means Rule 144A under the 1933 Act or any successor rule thereto.

“SEC” means the Securities and Exchange Commission.

“SEC Effective Date” means the date the Registration Statement is declared effective by the SEC.

“SEC Reports” means the Company’s (1) Annual Report on Form 10-K for the year ended December 31, 2010, (2) all other periodic and other reports filed by the Company with the SEC pursuant to the 1934 Act subsequent to March 16, 2011, and prior to the date hereof, in each case as filed with the SEC and including the information and documents (other than exhibits) incorporated therein by reference.

“Securities” means, collectively, the Note, the Preferred Stock and the Conversion Shares.

“Security Agreement” means the Security Agreement between the Company and the Buyer in the form attached as Annex III.

“Senior Debt” shall have the meaning provided in the Note.

“Senior Lender” shall mean Silicon Valley Bank.

“Subsidiary” means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

“Transaction Documents” means, collectively, this Agreement, the Securities, the Security Agreement, the Advisory Services Agreement, the Investor Rights Agreement, the Certificate of Designation and the Guaranty and the other agreements, instruments and documents contemplated hereby and thereby.

2.           PURCHASE AND SALE; PURCHASE PRICE.

(a)           Purchase. Upon the terms and subject to the conditions of this Agreement, Buyer hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Buyer, at the time set forth in Section 2(b), the Note for $4,000,000.

(b)           Form of Payment. Payment by the Buyer of the Purchase Price to the Company shall be made on the Closing Date by wire transfer of immediately available funds as may be directed by the Company.

(c)           Closing. The issuance and sale of the Note shall occur at the time set forth in Section 2(b) at the offices of Moomjian, Waite & Coleman, LLP, 100 Jericho Quadrangle, Jericho, New York 11753.  Upon the terms and subject to the conditions of this Agreement, (1) the Company shall issue and deliver to the Buyer the Note against payment by the Buyer to the Company of an amount equal to the Purchase Price and (2) the Buyer shall pay to the Company an amount equal to the Purchase Price against delivery by the Company to the Buyer of the Note.

3.           REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE BUYER.

Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

(a)           Purchase for Investment. The Buyer is purchasing the Securities for its own account for investment and not with a view towards the public sale or distribution thereof within the meaning of the 1933 Act; and the Buyer has no intention of making any distribution, within the meaning of the 1933 Act, of the Securities except in compliance with the registration requirements of the 1933 Act or pursuant to an exemption therefrom;

(b)           Accredited Investor and Experience. At the time the Buyer was offered the Note the Buyer was, and as of the date hereof it is, and on each date on which it receives any Securities pursuant to the Transaction Documents it will be an “accredited investor” as that term is defined in Rule 501 of Regulation D. Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment;

(c)           Reoffers and Resales. The Buyer will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities unless registered under the 1933 Act, pursuant to an exemption from registration under the 1933 Act or in a transaction not requiring registration under the 1933 Act;

(d)           Company Reliance.  The Buyer understands that the Securities are  being offered and sold to the Buyer in reliance on one or more exemptions from the registration requirements of the 1933 Act, including, without limitation, Regulation D, and exemptions from state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein, in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire or receive an offer to acquire the Securities;

(e)           Information Provided.  The Buyer and its advisors, if any, have requested, received and considered all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and information relating to the offer and sale of the Note deemed relevant by them (assuming the accuracy and completeness of the SEC Reports and the Company's responses to the Buyer's requests); the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company concerning the terms of the offering of the Securities and the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and its Subsidiaries and have received satisfactory answers to any such inquiries. The Buyer understands that its investment in the Securities involves a high degree of risk;

(f)           Absence of Approvals.  The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

(g)           Note Purchase Agreement.  The Buyer has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other agreements executed by the Buyer in connection herewith and to consummate the transactions contemplated hereby and thereby; and this Agreement has been duly and validly authorized, duly executed and delivered by the Buyer and, assuming due execution and delivery by the Company, is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law; and

(h)           Buyer Status.  The Buyer is not a “broker” or “dealer” as those terms are defined in the 1934 Act which is required to be registered with the SEC pursuant to Section 15 of the 1934 Act.

(i)  General Solicitation.  Such Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(j)           Certain Transactions and Confidentiality.  Other than consummating the transactions contemplated hereunder, such Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Buyer first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof.  Notwithstanding the foregoing, in the case of a Buyer  that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Buyer’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Buyer’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, such Buyer  has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). For purposes of this Section, “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

4.           REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE COMPANY.

The Company represents and warrants to, and covenants and agrees with, the Buyer as follows:

(a)           Organization and Authority.  The Company and each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and (i) each of the Company and the Subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as currently conducted and as proposed to be conducted, and (ii) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby.  The Company does not have any equity investment in any other Person other than the Subsidiaries listed in Schedule 4(a) hereto.

(b)           Qualifications.  The Company and each of the Subsidiaries are duly qualified to do business as foreign corporations and are in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole.

(c)           Capitalization.

(1) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 36,749,286 shares are issued and outstanding, and 10,000,000 shares of preferred stock, issuable in one or more classes or series, with such relative rights and preferences as the Board of Directors of the Company may determine, none of which has been authorized for issuance other than 10,000 shares of Series A Convertible Preferred Stock, $0.001 par value per share, 975 of which are issued and outstanding, and 10,000 shares of Series B Convertible Preferred Stock, $0.001 par value per share, 380 of which are issued and outstanding.  The terms of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock are as set forth in the Certificates of Designation included as Exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.  There are no accrued but unpaid dividends owing on any shares of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock and no dividends shall ever be payable thereon in respect of any period prior to the date hereof.  Schedule 4(c) provides a detailed capitalization table of the Company.  Except as set forth on Schedule 4(c) hereto, there are no outstanding options or warrants for the purchase of, or rights to purchase or subscribe for, or securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, Common Stock or other capital stock of the Company, or any contracts or commitments to issue or sell Common Stock or other capital stock of the Company or any such options, warrants, rights or other securities.

(2)           The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (A) all options, warrants, convertible securities, exchangeable securities, and other rights to acquire shares of Common Stock which are outstanding and (B) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company or any Subsidiary.  There will be no antidilution or similar adjustment by reason of issuance of the Securities.  The outstanding shares of Common Stock of the Company and outstanding options, warrants, rights, and other securities entitling the holders to purchase or otherwise acquire Common Stock have been duly and validly authorized and issued.  None of the outstanding shares of Common Stock or options, warrants, rights, or other such securities has been issued in violation of the preemptive rights of any securityholder of the Company.  The offers and sales of the outstanding shares of Common Stock of the Company and options, warrants, rights, and other securities were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements.  Other than as set forth on Schedule 4(c), no holder of any of the Company’s securities has any rights, “demand,” “piggy-back” or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement.

(d)           Concerning the Preferred Stock and the Conversion Shares.  The Preferred Stock and Conversion Shares have been duly authorized and, upon issuance in accordance with the Certificate of Designation, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.  There are no preemptive or similar rights of any stockholder of the Company or any other Person to acquire any of the Preferred Stock or Conversion Shares.

(e)           Corporate Authorization.  This Agreement and the other Transaction Documents to which the Company is or will be a party have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Buyer, this Agreement is, and the Transaction Documents will be, when executed and delivered by the Company, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

(f)           Non-contravention.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the issuance of the Securities as contemplated by this Agreement and consummation by the Company of the other transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any term or provision of the articles of incorporation (including all certificates of designation) or bylaws of the Company or any Subsidiary, (ii) conflict with or result in a breach by the Company or any Subsidiary of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties or assets are bound or affected, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Transaction Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Transaction Documents, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any Subsidiary to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or any Subsidiary to make use thereof.

(g)           Approvals, Filings, Etc. Except as set forth in Schedule 4(g), no authorization, approval or consent of, or filing with, any United States or foreign court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company, or any other Person, is required to be obtained or made by the Company or any Subsidiary for (x) the execution, delivery and performance by the Company of the Transaction Documents, (y) the issuance and sale of the Securities as contemplated by this Agreement and the Certificate of Designation and (z) the performance by the Company of its obligations under the Transaction Documents, other than (1) registration of the resale of the Conversion Shares under the 1933 Act as contemplated by the Investor Rights Agreement, (2) as may be required under applicable state securities or “blue sky” laws, (3) filing of one or more Forms D with respect to the Securities as required under Regulation D, (4) the approval of the Senior Lender (which will be received prior to Closing), and (5) the consent of the holders of Series A Cumulative Convertible Preferred Stock and Series B Cumulative Convertible Preferred Stock (which the Company agrees to obtain promptly, and in any event prior to the conversion of the Note into Preferred Stock).

(h)           Information Provided.  The SEC Reports, Financial Statements, the Transaction Documents and the instruments delivered by the Company to the Buyer in connection with the closing on the Closing Date do not and will not on the date of execution and delivery of this Agreement, the date of delivery thereof to the Buyer and on the Closing Date contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 4(h), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 4(h) to the extent that a statement in any document included in such information which was prepared and furnished to the Buyer on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states.

(i)           Conduct of Business. Except as set forth in Schedule 4(i), since June 17, 2009, neither the Company nor any Subsidiary has (i) incurred any material obligation or liability (absolute or contingent) other than in the ordinary course of business; (ii) canceled, without payment in full, any material notes, loans or other obligations receivable or other debts or claims held by it other than in the ordinary course of business; (iii) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement; (iv) conducted its business in a manner materially different from its business as conducted on such date; (v) declared, made or paid or set aside for payment any cash or non-cash distribution on any shares of its capital stock; or (vi) consummated, or entered into any agreement with respect to, any transaction or event which would constitute a Fundamental Change.  The Company and each Subsidiary owns, possesses or has obtained all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations necessary to own or lease (as the case may be) and operate its properties, whether tangible or intangible, and to conduct its business or operations as currently conducted.

(j)           SEC Filings.  Except as set forth on Schedule 4(j), for the preceding twelve months, the Company has timely filed all reports required to be filed under the 1934 Act and any other material reports or documents required to be filed with the SEC.

(k)           Absence of Certain Proceedings.  Except as set forth in Schedule 4(k), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body or governmental agency pending or, to the knowledge of the Company or any Subsidiary, threatened against or affecting the Company or any Subsidiary.

(l)           Financial Statements; Liabilities.  Except as set forth in Schedule 4(l), the Financial Statements, attached hereto as Schedule 4(l), present fairly the financial position, results of operations and cash flows of the Company and the Subsidiaries, at the dates and for the periods covered thereby, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and include all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows of the Company and the Subsidiaries at the dates and for the periods covered thereby.  Except as and to the extent disclosed, reflected or reserved against in the Financial Statements, neither the Company nor any Subsidiary has any liability, debt or obligation, whether accrued, absolute, contingent or otherwise, and whether due or to become due which, individually or in the aggregate, are material to the Company and the Subsidiaries, taken as a whole.  Except as set forth on Schedule 4(i), subsequent to June 17, 2009, neither the Company nor any Subsidiary has incurred any liability, debt or obligation of any nature whatsoever which, individually or in the aggregate are material to the Company and the Subsidiaries, taken as a whole, other than those incurred in the ordinary course of their respective businesses.  A detailed description and the amount of the Indebtedness of the Company and Subsidiaries that will be outstanding on the Closing Date appear on Schedule 4(l) attached hereto.

(m)           Material Losses.  Since June 17, 2009, neither the Company nor any Subsidiary has sustained any loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree.

(n)           Absence of Certain Changes.  Since June 17, 2009, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or any Subsidiary. The Company’s relationship with its customers is good and the Company has not received any notice that any customer intends, and to its knowledge no customer intends, to cease doing business with the Company or decrease in any material respect the amount of business that it does with the Company.  Since June 17, 2009, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business consistent with past practice, (iii) had capital expenditures outside of the ordinary course of business consistent with past practice, (iv) engaged in any transaction with any Affiliate or (v) engaged in any other transaction outside of the ordinary course of business consistent with past practice.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Company is not as of the date hereof, after giving effect to the transactions contemplated hereby to occur on the Closing Date, Insolvent (as defined below).  For purposes of this Section 4(n), "Insolvent" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total indebtedness, contingent or otherwise, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(o)           Intellectual Property.  Except as set forth on Schedule 4(o):  (1) the Company holds all Intellectual Property, free and clear of all Encumbrances and restrictions on use or transfer, whether or not recorded, and has sole title to and ownership of or has the full, exclusive right to use, for the life of the proprietary right all Intellectual Property, including, without limitation, all required rights relating to Grapevine Push-to-Talk; (2) the use of the Intellectual Property by the Company or any Subsidiary does not, to the knowledge of the Company after due inquiry, violate or infringe on the rights of any other Person; (3) neither the Company nor any Subsidiary has received any notice of any conflict between the asserted rights of others and the Company or any Subsidiary with respect to any Intellectual Property; (4) all filings and other actions necessary to acquire, maintain, register, renew and perfect the rights of the Company and the Subsidiaries to all Intellectual Property used by the Company  or any Subsidiary  in its business or in which it has an interest have been duly made in all jurisdictions where such rights are used by it; (5) the Company and the Subsidiaries are in compliance with all terms and conditions of their agreements relating to the Intellectual Property; (6) neither the Company nor any Subsidiary is or has been a defendant in any action, suit, investigation or proceeding relating to infringement or misappropriation by the Company or any Subsidiary of any Intellectual Property; (7) neither the Company nor any Subsidiary has been notified of any alleged claim of infringement or misappropriation by the Company or any Subsidiary of any Intellectual Property; (8) the Company has no knowledge of any claim of infringement or misappropriation by the Company or any Subsidiary of any Intellectual Property; (9) to the knowledge (after due inquiry) of the Company, none of the products the Company and the Subsidiaries are researching, developing, propose to research and develop, make, have made, use, or sell, infringes or misappropriates any intellectual property right of any third party; (10) none of the trademarks and service marks used by the Company or any Subsidiary, to the knowledge of the Company after due inquiry, infringes the trademark or service mark rights of any third party; (11) neither the Company nor any Subsidiary has entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property; (12) none of the research and development results and other know-how relating to the Company's or the Subsidiaries' respective businesses, the value of which to the Company or the Subsidiaries is contingent upon maintenance of the confidentiality thereof, has been disclosed to any Person other than Persons bound by written confidentiality agreements; and (13) the Company owns directly, or possesses adequate rights to use, all Intellectual Property used in or relating to the business of the Company as currently conducted, and none of such Intellectual Property is owned, claimed or used by, or subject to any Encumbrance of or by, any Subsidiary.

(p)           Transactions With Affiliates.  Other than the transactions disclosed on Schedule 4(p), none of the officers, directors, employees or consultants of the Company is presently or has been during the last year, directly or through any corporation, partnership, trust or other entity in which any such officer, director, employee or consultant has a substantial interest or is an officer, director, consultant or partner, a party to any transaction with the Company or any Subsidiary (other than for ordinary course services as employees, officers or directors).

(q)           Compliance with Law.  Neither the Company nor any Subsidiary is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, and neither the Company nor any Subsidiary is aware of any pending investigation which could reasonably be expected to lead to such a claim.

(r)           Properties.  Each of the Company and the Subsidiaries has good title to all property, real and personal (tangible and intangible), and other assets owned by it, free and clear of all security interests, pledges, charges, mortgages, liens or other Encumbrances, except as set forth on Schedule 4(r).  The leases, licenses or other contracts or instruments under which the Company and each Subsidiary leases, holds or is entitled to use any property, real or personal, which individually or in the aggregate are material to the Company and the Subsidiaries, taken as a whole, are valid, subsisting and enforceable. Neither the Company nor any Subsidiary has received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.  Except as set forth on Schedule 4(r), neither the Company nor any Subsidiary has any mortgage, lien, pledge, security interest or other charge or Encumbrance on any of its assets or properties.

(s)           Labor Relations.  No material labor problem exists or, to the knowledge of the Company or any Subsidiary, is imminent with respect to any of the employees of the Company or any Subsidiary. Schedule 4(s) sets forth, with respect to each of Nicholas Toms, Donald Rowley, John Chis, Brent Felker, Bryan Moss and Greg Henry, the title or position, current salary and any additional compensation arrangements with such person (e.g. as to raises, bonuses, etc.).  To the knowledge of the Company, no such employees intend to leave the employment of the Company or otherwise compete with the Company.

(t)           Insurance.  The Company and the Subsidiaries maintain insurance against loss or damage by fire or other casualty and such other insurance, including but not limited to, product liability insurance, in such amounts and covering such risks as the Company believes are commercially reasonable.

(u)           Tax Matters.  Each of the Company and the Subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company or any Subsidiary which has had (nor does the Company or any Subsidiary have any knowledge of any tax deficiency which, if determined adversely to the Company or any Subsidiary, might have) a material adverse effect on the business, properties, operations, condition (financial or other), results of operations, or prospects of the Company or any Subsidiary.

(v)           Investment Company.  Neither the Company nor any Subsidiary is an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(w)           Absence of Brokers, Finders, Etc.  No broker, finder or similar Person is entitled to any commission, fee or other compensation by reason of action taken by or on behalf of the Company in connection with the transactions contemplated by this Agreement, and the Company shall pay, and indemnify and hold harmless each Buyer from, any claim made against any Buyer by any Person for any such commission, fee or other compensation.

(x)           No Solicitation.  No form of general solicitation or general advertising was used by the Company or any other Person acting on behalf of the Company, in respect of the Securities or in connection with the offer and sale of the Securities.  Assuming the accuracy of Buyer’s representations and warranties set forth in Section 3.2, neither the Company nor any Person acting on behalf of the Company has, either directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act which would require the registration of any such securities under the 1933 Act.

(y)           ERISA Compliance.  Each of the Company and the Subsidiaries is in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any Subsidiary would have any liability; neither the Company nor any Subsidiary has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code; and each “pension plan” for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(z)           Rights Agreement; Interested Stockholder.  The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.  All necessary and proper action has been taken by the Company and its Board of Directors such that the execution, delivery and performance of the Transaction Documents and the purchase, sale and issuance of the Securities will not cause any Buyer to become an “interested stockholder” under Section 203 of the Delaware General Corporation Law.

(aa)           Sarbanes-Oxley Act; Internal Accounting Controls.  Except as set forth on Schedule 4(aa), the Company is in compliance with the requirements of the Sarbanes-Oxley Act of 2002 applicable to it, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.   Except as set forth on Schedule 4(aa), the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

5.           CERTAIN COVENANTS.

(a)           Transfer Restrictions.  The Buyer acknowledges and agrees that the Securities have not been and, except as provided in the Investor Rights Agreement, are not being registered under the provisions of the 1933 Act or any state securities laws, and that the Securities may not be transferred unless the Securities are registered under the 1933 Act or an exemption from registration applies.

(b)           Restrictive Legends.  (1) The Buyer acknowledges and agrees that the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Securities):

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(2)           Once the Registration Statement required to be filed by the Company pursuant to the Investor Rights Agreement has been declared effective or particular Securities are eligible for resale pursuant to Rule 144 under the 1933 Act without restriction, thereafter (1) upon request of Buyer the Company will substitute certificates without restrictive legend for certificates for any such Securities issued prior to the SEC Effective Date or prior to the time of such eligibility, as the case may be, which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three business days after surrender of such certificates by the Buyer.

(c)           Reporting Status.  While the Securities are outstanding, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination, provided, however, if the Merger occurs this Section 5(c) shall become null and void.

(d)           Form D.  The Company agrees to file one or more Forms D with respect to the Securities as required under Regulation D to claim the exemption provided by Rule 506 of Regulation D.

(e)           State Securities Laws.  On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the offer and sale of the Note to the Buyer as contemplated by the Transaction Documents under such of the securities laws of jurisdictions in the United States as shall be applicable thereto.  The Company shall furnish the Buyers with copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities laws on or before the Closing Date.

(f)           Limitation on Certain Actions.  From the date of execution and delivery of this Agreement by the parties hereto until the date of issuance of the Note, the Company (1) shall comply with Article I of the Note as if the Note was outstanding, (2) shall not take any action which, if the Note was outstanding, would constitute an Event of Default or, with the giving of notice or the passage of time or both, would constitute an Event of Default.

(g)           Use of Proceeds.  The Company represents and agrees that: (1) it does not own or have any present intention of acquiring any Margin Stock; (2) the proceeds received by the Company pursuant to this Agreement will be used as set forth on Schedule 5(g); (3) except as provided in Schedule 5(g), none of the proceeds will be used, directly or indirectly (A) to pay any existing debt obligations (B) to make any loan to or investment in any other Person or (C) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a Margin Stock or for any other purpose which might constitute the transactions contemplated by this Agreement a “purpose credit” within the meaning of such Regulation U of the Board of Governors of the Federal Reserve System; and (4) neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

(h)           Best Efforts.  Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party’s obligations to sell and purchase the Note set forth in Section 6 or 7, as the case may be, of this Agreement on or before the Closing Date.

(i)           Debt Obligation.  So long as any portion of the Note is outstanding, the Company shall cause its books and records to reflect the Note as a debt of the Company as required by generally accepted accounting principles.

(j)           Limitation on Certain Transactions.  Except with respect to Exempt Issuances, as of the date of this Agreement and so long as the Note is outstanding or Buyer beneficially owns any Preferred Stock or Conversion Shares, without the prior written consent of Buyer, the Company shall not issue or sell or agree to issue or sell any securities, whether debt, equity or otherwise; provided that the limitation of this Section 5(j) shall not apply to securities issued pursuant to the exercise or conversion of Common Stock Equivalents that are outstanding on the date of this Agreement and listed on Schedule 4(c).

(k)           Reservation of Common Stock. The Company has reserved a sufficient number of authorized shares to provide for the issuance of Conversion Shares upon the full conversion of the Preferred Stock.

(l)           RESERVED.

(m)           Appointment of Directors; Committee Independence.  So long as the Note is outstanding or Buyer beneficially owns any Preferred Stock or Common Stock of the Company, the Board of Directors of the Company shall be comprised of six directors, one of which shall be nominated by Buyer and a majority of which shall be independent and mutually agreed between the Company and Buyer.  The Company shall include Buyer’s nominee as part of the slate proposed by the Company that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of directors by the Company’s stockholders, recommend that its stockholders vote in favor of any of Buyer’s nominees and otherwise use its best efforts to cause any nominee of Buyer to be elected to the Board.  Buyer shall also have the right to appoint one observer to attend all meetings of the Board of Directors and committees thereof, which observer shall prior to attending any meetings of the Board or its committees execute a Non-Disclosure Agreement that is reasonably acceptable to the Company.  The Company shall maintain an Audit Committee and Compensation Committees, each of which shall be composed entirely of independent directors.  Determination of a director’s independence shall be made in accordance with the independence listing standards of Nasdaq as set forth in the Nasdaq Marketplace Rules; provided that if the Company’s Common Stock is listed for trading on another national securities exchange, then such determination shall be made in accordance with the rules and regulations of that market.

(n)           Financial Information.  From and after the Closing Date, the Company shall deliver to Buyer such financial and other information regarding the Company and its business as Buyer may reasonably request.

(o)           Capitalization.  In the event that there are any inaccuracies in the capitalization table set forth in Schedule 4(c) that result in the number of shares of Preferred Stock or Conversion Shares issued to Buyer to be inaccurate, the Company shall promptly issue to Buyer such number of shares of Preferred Stock or Conversion Shares, as applicable, necessary so that Buyer shall have received the correct number of shares of Preferred Stock and Conversion Shares (29% of the Company’s fully diluted shares of Common Stock) pursuant to this Agreement.

(p)           Limitation on Business Time.  Until Buyer no longer holds any Securities, in order to protect the legitimate business interests of the Buyer and the integrity of its investment, the Company shall cause its executive officers, including, without limitation, the Chief Executive Officer and Chief Financial Officer, to devote at least 90% of their business time to the business and affairs of the Company.  Without limiting the generality of the foregoing, Nicholas Toms shall resign no later than July 31, 2011 as CEO of Cape Systems Group, Inc. (formerly Vertex Interactive, Inc.); provided that he may remain non-executive Chairman of Cape Systems Group, Inc.  Until Buyer no longer holds any Securities, in the event that the affiliation of any executive officer of the Company with any other entity, including, without limitation Cape Systems and iTek, causes such officer to be unable to devote at least 90% of his business time to the business of the Company, such officer shall resign from such position.

(q)           Affiliate Loans.  Effective as of the date of conversion of the Note into Preferred Stock and until Buyer no longer holds any Securities, the Company shall cause the interest rate accruing on the outstanding balance of the Company’s accounts payable obligations to its Chief Financial Officer to be reduced to 12% per annum until such time as the annual dividend rate on the Preferred Stock is increased to 16% per annum (month 23), at which time the interest rate on the affiliate accounts payable obligations shall revert back to 25%.

6.           CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The Buyer understands that the Company’s obligation to sell the Note to the Buyer pursuant to this Agreement is conditioned upon satisfaction of the following conditions precedent on or before the date of issuance of such securities (any or all of which may be waived by the Company in its sole discretion):

(a)           On the date of issuance, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement; and

(b)           The representations and warranties of the Buyer contained in this Agreement shall have been true and correct on the date of this Agreement and on the date of issuance as if made on the date of issuance and on or before the date of issuance the Buyer shall have performed all covenants and agreements of the Buyer required to be performed by the Buyer on or before the date of issuance.

7.           CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

The Company understands that Buyer’s obligation to purchase the Note is conditioned upon satisfaction of the following conditions precedent on or before the date of issuance (any or all of which may be waived by Buyer in its sole discretion):

(a)           On the date of issuance, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

(b)           The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the date of issuance as if given on and as of the date of issuance (except for representations given as of a specific date, which representations shall be true and correct as of such date and, except for the approvals and filings referred to in clause (2) of Section 4(g), which shall have been obtained or made, on or before the date of issuance), and on or before the date of issuance the Company shall have performed all covenants and agreements of the Company contained herein or in any of the other Transaction Documents required to be performed by the Company on or before the date of issuance;

(c)           No event which, if the Note were outstanding, would constitute an Event of Default or which, with the giving of notice or the passage of time, or both, would constitute an Event of Default shall have occurred and be continuing;

(d)           The Company shall have delivered to the Buyer a certificate, dated the date of issuance, duly executed by its Chief Executive Officer, to the effect set forth in subparagraphs (a), (b), and (c) of this Section 7;

(e)           The Company shall have delivered to the Buyer a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the Certificate of Incorporation, including the Certificate of Designation,  and By-Laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and (3) such other matters as reasonably requested by the Buyer;

(f)           On the Closing Date, the Buyer shall have received an opinion of Sichenzia Ross Friedman Ference LLP, counsel for the Company, dated the Closing Date, addressed to the Buyers, in form, scope and substance reasonably satisfactory to the Buyer, substantially in the form attached as Annex II;

(g)           The Company shall have delivered to the Buyer the Security Agreement, substantially in the form attached as Annex III;

(h)           The Company shall have delivered to the Buyer the waiver and consent to the transactions contemplated hereby of the Senior Lender;

(j)           On the Closing Date, Sigma Capital Advisors, LLC (“Sigma Advisors”) and the Company shall have entered into the Advisory Services Agreement in the form attached as Annex IV providing for payment of the Advisory Fee;

(k)           The Company shall have caused each Subsidiary to have delivered to Buyers the Guaranty substantially in the form attached as Annex V;

(l)           The Certificate of Designation shall have been filed in the State of  Delaware and satisfactory evidence thereof shall have been delivered to Buyer;

(m)           Buyer shall have received such subordination agreements, UCC termination statements and other documentation as it deems necessary to confirm that the Note is junior only to the Senior Debt; and

(n)           Buyer shall have received such other documents as they may reasonably request.

8.           MISCELLANEOUS.

(a)           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)           Headings.  The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(c)           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(d)           Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be sent by mail, personal delivery, telephone line facsimile transmission or courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown in the introductory paragraph or on the signature page of this Agreement or such other address (or telephone line facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision.  In the case of any notice to the Company, such notice shall be addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention:  Chief Executive Officer (telephone line facsimile number  (949) 859-3647), and a copy shall also be given to: Sichenzia Ross Friedman Ference LLP, Attention: Gregory Sichenzia (telephone line facsimile transmission number (212) 930-9725), and in the case of any notice to the Buyer, a copy shall be given to:  Moomjian, Waite & Coleman, LLP, 100 Jericho Quadrangle, Jericho, New York 11753, Attention: Kevin W. Waite (telephone line facsimile transmission number (516) 937-5050).

(e)           Counterparts.  This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.  A telephone line facsimile or electronic transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

(f)           Entire Agreement; Benefit.  This Agreement, including the Annexes and Schedules hereto, and the transactions contemplated hereby, constitute the entire agreement between the parties hereto with respect to the subject matter hereof.  There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein.  This Agreement, including the Annexes, supersedes all prior agreements and understandings, whether written or oral, between the parties hereto with respect to the subject matter hereof.  This Agreement and the terms and provisions hereof are for the sole benefit of only the Company, the Buyer and their respective successors and permitted assigns. Notwithstanding the foregoing, the “Exclusivity” section of the Term Sheet, dated January 25, 2011, as amended, between Buyer and the Company shall remain in full force and effect until the Maturity Date.

(g)           Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealing between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

(h)           Amendment.  (1) No amendment, modification, waiver, discharge or termination of any provision of this Agreement on or prior to the Closing Date nor consent to any departure by the Buyer or the Company therefrom on or prior to the Closing Date shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and in any such case shall be effective only in the specific instance and for the purpose for which given.

(2)           No amendment, modification, waiver, discharge or termination of any provision of this Agreement after the Closing Date nor consent to any departure by the Company therefrom after the Closing Date shall in any event be effective unless the same shall be in writing and signed (x) by the Company if the Company is to be charged with enforcement or (y) by a majority in interest of the Investors, if the Investors are to be charged with enforcement, based upon the aggregate principal amount or value of the Securities then outstanding, and in any such case shall be effective only in the specific instance and for the purpose for which given.

(3)           No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

(i)           Further Assurances.  Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

(j)           Assignment of Rights and Obligations.  The rights of an Investor hereunder may be assigned by such Investor to any transferee of all or any portion of such Investor’s Securities.

(k)           Expenses.  The Company shall be responsible for its expenses (including, without limitation, the legal fees and expenses of its counsel), incurred by it in connection with the negotiation and execution of, and closing under, and performance of, this Agreement.  Whether or not the Closing occurs, the Company shall be obligated to pay the reasonable costs, legal fees and expenses of Buyer incurred in connection with the negotiation and execution of this Agreement, $65,000 of which has been paid to the Buyer as of the date hereof (the “Advanced Amount”).  At Closing, Purchaser shall withhold $250,000 (the “Additional Fee Amount”) from the Purchase Price payable to the Company for application to its fees and expenses in excess of the Advanced Amount as set forth in the next sentence and $150,000 for payment to Sigma Capital Advisors, LLC as part of the Advisory Fee. No later than August 31, 2011, the Buyer shall provide a detailed accounting of the fees and expenses of Buyer for which the Company is responsible hereunder, and shall either (i) refund to the Company any amount by which the Additional Fee Amount exceeded the actual fees and expenses incurred, or (ii) receive from the Company any amount by which the actual fees and expensed incurred by Purchaser exceeded the Additional Fee Amount.  All expenses incurred in connection with registrations, filings or qualifications contemplated by this Agreement shall be paid by the Company.  The Company shall pay on demand all expenses incurred by the Buyer after the Closing Date, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) the negotiation, preparation or execution of any amendment, modification or waiver of any of the Transaction Documents, (2) any default or breach of any of the Company’s obligations set forth in any of the Transaction Documents, and (3) the enforcement or restructuring of any right of, including the collection of any payments due, the Buyer under any of the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Buyer.  Except as otherwise provided in this Section 8(k), each of the Company and the Buyer shall bear their own expenses in connection with this Agreement and the transactions contemplated hereby.

(l)           Termination.  Buyer shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

(A)           the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder required to be performed prior to the time of such termination;

(B)           any condition to Buyer’s obligations hereunder is not fulfilled at or prior to the time such condition is required to be satisfied; or

(C)           the closing shall not have occurred on a Closing Date on or before May 20, 2011, other than solely by reason of a breach of this Agreement by Buyer.

Any such termination shall be effective upon the giving of notice thereof by Buyer.  Upon such termination, Buyer shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

(m)           Survival.  The respective representations, warranties, covenants and agreements of the Company and the Buyer contained in this Agreement and the documents delivered in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Transaction Documents and the closing hereunder and delivery of and payment for the Note, and shall remain in full force and effect regardless of any investigation made by or on behalf of the Buyer or any Person controlling or acting on behalf of the Buyer or by the Company or any Person controlling or acting on behalf of the Company for a period ending on the later of (x) the date which is six years after the Closing Date and (y) the date which is two years after the Company shall have paid in full all amounts due from the Company under the Transaction Documents and performed in full all of its obligations under the Transaction Documents.

(n)           Public Statements, Press Releases, Etc.  The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby, such approval not to be unreasonably withheld.

(o)           Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below their signatures hereto.

SIGMA OPPORTUNITY FUND II,LLC By: Sigma Capital Advisors, LLC, its managing member

By:	/s/ Thom Waye
Thom Waye
Manager

Address: 800 Third Avenue Suite 1701 New York, New York 10022 Facsimile No.: (212) 292-2685

DECISIONPOINT SYSTEMS, INC.

By:	/s/ Nicholas R. Toms
Name: Nicholas R. Toms
Title: CEO

By:	/s/ Donald W. Rowley
Name: Donald Rowley
Title: CFO

Address: 19655 Descartes Foothill Ranch, CA 92610-2609 Facsimile No.:

[Note Purchase Agreement Signature Page]